EXHIBIT 10.5

                                STOCK OPTION PLAN



                                MIAD SYSTEMS LTD.

                                STOCK OPTION PLAN

                                   (JUNE 1999)

1. A Stock Option Plan (herein called the "Plan") for MIAD SYSTEMS LTD., (the "Corporation") is hereby established with the intent of advancing the interests of the Corporation by encouraging and enabling the acquisition of an equity interest in the Corporation by the participants.

2. The Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, shall from time to time by resolution designate those key employees, directors and officers and consultants, if any, who, in the opinion of the Board of Directors, are largely responsible for the management and growth of the Corporation and who, as an additional inducement to promote the best interests of the Corporation, are entitled to participate in the Plan (herein referred to as the "Participant(s)") and shall determine the extent and terms of such, participation by said Participants. If applicable, directors, as directors, and others who are not otherwise bonafide full-time employees of the Corporation shall not be eligible to become participants in the plan unless notice of the participation in the plan of such person has been accepted by or approved by any stock exchange or exchanges upon which any of the Corporation's securities are from time to time listed for trading and by any other applicable regulatory authority. The judgment of the said Board of Directors or committee thereof in designating Participants and the extent of their participation shall be final and conclusive; provided, however, that each designated Participant shall have the right not to participate in the Plan and any decision not to participate therein shall not affect the Participant's employment by or engagement with the Corporation.

3. The total number of authorized but unissued shares allocated to and made available to be granted to Participants under the Plan shall not exceed fifteen percent (15%) of the common shares, as such may from time to time be issued and outstanding in the capital stock of the Corporation as the same is presently constituted, and the aggregate number of common shares which may be issued under the Plan to any one particular Participant under the Plan shall not exceed thirty percent (30%) of the said aggregate number of common shares allocated to and made available for the Plan.

4. Except as provided in Paragraph 10 hereof or by the laws of descent and distribution, the rights of any Participant under the Plan are personal to the said Participant and are not assignable.

5. No resident of the United States of America or any territory or possession thereof may be a Participant in the Plan unless such participation can be accomplished pursuant to or in accordance with and without violating any securities or other legislation of the United States



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         of America or of any state, territory or possession thereof.

6. Subject to the approval of applicable stock exchanges and regulatory authorities, the Board of Directors, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, shall have the unfettered right to interpret the provisions of this Plan and to make such regulations and formulate such administrative provisions for carrying this Plan into effect and to make such changes therein and in the regulations and administrative provisions therein as, from time to time, the said Board or committee thereof deem appropriate in the best interests of the Corporation. The Board of Directors shall also have the unfettered right from time to time and at any time to rescind or terminate the Plan as it shall deem advisable; provided, however, that no such rescission or termination shall impair or change the rights and options theretofore granted under the Plan without the prior written consent of the Participant or Participants affected.

7.       The Corporation shall pay all costs of administering the Plan.

8. The exercise price of the shares purchased pursuant to stock options granted hereunder shall be not less than that from time to time permitted by the applicable regulations and policies of any stock exchange or exchanges as any securities of the Corporation may from time to time be listed.

9.       Each option granted hereunder shall be for a term not exceeding five
         (5) years and, unless the Board of Directors determines otherwise, shall be exercisable only after the first anniversary date of its grant, and on each subsequent anniversary date during the term of the option, with respect to twenty five percent (25%) of the total number of shares subject to the option (computed in each case to the nearest full share), and all or any part of the shares as to which the option shall have become exercisable may be purchased at any time or from time to time thereafter, until expiration or termination of the option. Each Participant shall execute a Stock Option Agreement in substantially the form annexed hereto as Schedule "A" prior to the grant of any stock option to a Participant becoming effective.

         Notwithstanding the foregoing, upon the making of an Offer, options shall become immediately exercisable in respect of any and all shares covered thereby in respect of which the Participant has not exercised such Participant's right to acquire under the option. For the purposes hereof, "Offer" means an offer made generally to the holders of the Corporation's voting securities in one or more jurisdictions to purchase directly or indirectly voting securities of the Corporation where the voting securities which are the subject of the offer to purchase, together with the offeror's then presently owned securities, will in the aggregate exceed twenty percent (20%) of the outstanding voting securities of the Corporation and where two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the securities to be acquired, then the securities owned by each of them shall be included in the calculation of the percentage of the outstanding voting securities of the Corporation owned by each of them.

10. In the event of the physical or mental disability, retirement with the consent of the


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         Corporation or death of the optionee on or prior to the expiry date while engaged as a key employee or director or officer or consultants of the Corporation, any option granted hereunder may be exercised up to the full amount of the optioned shares by the Participant or the legal personal representative(s) of the Participant, as the case may be at any time up to and including nine (9) months following the physical or mental disability, retirement or death of the Participant after which date the option shall forthwith expire and terminate and be of no further force or effect whatsoever. For greater certainty, any Participant who is deemed to be an employee of the Corporation pursuant to any medical or disability plan of the Corporation shall be deemed to be an employee for the purposes of the Plan.

11. In the event the Participant's employment by or engagement with (as a director, officer, consultant or otherwise) the Corporation is terminated by the Corporation or the Participant for any reason other than the Participant's physical or mental disability, retirement with the consent of the Corporation or death before exercise of any options granted hereunder, the Participant shall have ninety (90) days from the date of such termination to exercise only that portion of the option such Participant is otherwise entitled to exercise at that time and thereafter such Participant's option shall expire and all rights to purchase shares hereunder shall cease and expire and be of no further force or effect. Options shall not be affected by any change of employment so long as the Participant continues to be employed by the Corporation or any of its subsidiaries or continues to be a director or officer of one of the foregoing.

12. Subject to the provisions of the Plan, the options granted hereunder may be exercised from time to time by delivery to the Corporation at its head office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised and accompanied, by payment in full of the purchase price of the shares then being purchased by way of cash or certified cheque in favour of the Corporation. Such notice shall contain the Participant's undertaking to comply, to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation are from time to time listed and any applicable regulatory authority or authorities.

13. Subject to any required action by its shareholders, if the Corporation shall be a party to any reorganization, merger, dissolution or sale or lease of all or substantially all its assets, whether or not the Corporation is the surviving entity, the option shall be adjusted so as to apply to the securities to which the holder of the number of shares of capital stock of the Corporation subject to the option would have been entitled by reason of such reorganization, merger or sale or lease of all or substantially all of its assets, provided however, that the Corporation may satisfy any obligations to a Participant hereunder by paying to the said Participant in cash the difference between the exercise price of all unexercised options granted hereunder and the fair market value of the securities to which the Participant would be entitled upon exercise of all unexercised options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied.. Adjustments under this paragraph or any determinations as to the fair market value of any securities shall be made by the Board of Directors, or any committee thereof specifically designated by the Board of Directors to be


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         responsible therefor, and any reasonable determination made by the said
         Board or committee thereof shall be binding and conclusive.

14. In the event of any subdivision or subdivisions of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a greater number of common shares, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, such additional number of shares as result from such subdivision or subdivisions of the shares for which the option is being exercised without the Participant exercising the option making any additional payment or giving any other consideration therefor.

15. In the event of any consolidation or consolidations of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a lesser number of common shares, the Participant shall accept, at the time of the exercise thereof in lieu of the number of shares in respect of which the option is then being exercised, the lesser number of shares as result from such consolidation or consolidations of the shares for which the option is being exercised.

16. In the event of any change of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted, the Corporation shall thereafter deliver at the time of the exercise thereof the number of shares of the appropriate class resulting from the said change as the Participant exercising the option would have been entitled to receive in respect of the number of shares so purchased had the option been exercised before such change.

17. If the Corporation at any time while any options granted hereunder are outstanding shall pay any stock dividend or stock dividend(s) upon the shares of the Corporation in respect of which any options were granted hereunder, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, the additional number of shares of the appropriate class as would have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stock dividends or dividends.

18. The Corporation shall not be obligated to issue fractional shares in satisfaction of any of its obligations hereunder.

19. If at any time the Corporation grants to the holders of its capital stock rights to subscribe for and purchase pro rata additional securities of the Corporation or of any other corporation or entity, there shall be no adjustments made to the number of shares or other securities subject to the option in consequence thereof and the said stock option of the Participant shall remain unaffected.


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                                   SCHEDULE "A"

                             STOCK OPTION AGREEMENT

                  THIS AGREEMENT made as of the [DATE] day of [MONTH], [YEAR].

BETWEEN:

                  [NAME OF PARTICIPANT], being a person residing in the City of [NAME OF CITY], in the Province of [NAME OF PROVINCE],

                  (hereinafter referred to as the "Optionee")

                                                             OF THE FIRST PART;

                                      -and-

                  MIAD SYSTEMS LTD, a corporation incorporated under the laws of the Province of Ontario,

                  (hereinafter referred to as the "Corporation").

                                                           OF THE SECOND PART;

1. Pursuant to the Stock Option Plan of the Corporation established by the directors of the Corporation on the 17th day of June, 1999, and approved by the shareholders of the Corporation on the [INSERT DATE], the Corporation hereby grants to the Optionee the irrevocable option to purchase up to [INSERT NUMBER OF COMMON SHARES BEING GRANTED] common shares (the "Shares") in the capital stock of the Corporation, as presently constituted, for cash, at a price of [INSERT PURCHASE PRICE PER SHARE] per Share, upon the following terms:

          (a) The option shall be non-exercisable until [INSERT DATE] and on each subsequent year to and including [INSERT EXPIRY DATE OF THE OPTION], the option shall become exercisable with respect to twenty five percent (25%) of the total number of Shares (computed in each case to the nearest full share), and all or any part of the Shares as to which the option shall have become exercisable may be purchased at any time, or from time to time, thereafter, until expiration or termination of the option. The option may only be exercised by the Optionee, or by the person or persons entitled to exercise the same pursuant to the provisions of subparagraph (d) below, on or prior to [INSERT EXPIRY DATE OF THE OPTION], by the delivery to the Corporation at its head office of written notice of election to exercise the same, specifying the number of Shares with respect to which the option is being exercised and accompanied by payment in full of the purchase price of the Shares then purchased by way of cash or certified cheque, in favour of the Corporation. Such notice shall



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           constitute the Optionee's acknowledgement of and undertaking to comply to the satisfaction of the Corporation and its counsel, with all applicable requirements of any stock exchange or exchanges upon which any securities of the Corporation may from time to time be listed and of any applicable regulatory authority or authorities. Such requirements may include the placement of legends on share certificates restricting transfer of such Shares, the making of representations by the Optionee that the Optionee is acquiring such Shares for investment and not with a view to distribution, the filing of any required information or statements with the aforesaid authorities and the making of arrangements with the Optionee's employer to withhold income taxes which may become payable under the Optionee's exercise of an option under this Agreement. Concurrently with its receipt of any such notice and payment, the Corporation shall deliver, or cause to be delivered, to the Optionee a certificate representing the Shares purchased by the Optionee. The Corporation may at its election require that this Agreement be presented for appropriate endorsement upon any such exercise.

           Notwithstanding the foregoing, upon the making of an Offer, options shall become immediately exercisable in respect of any and all Shares covered thereby in respect of which the Optionee has not exercised such Optionee's right to acquire under the option. For the purposes of this subparagraph, "Offer" means an offer made generally to the holders of the Corporation's voting securities in one or more jurisdictions to purchase directly or indirectly voting securities of the Corporation where the voting securities which are the subject of the offer to purchase together with the offeror's then presently owned securities will in the aggregate exceed twenty percent (20%) of the outstanding voting securities of the Corporation and where two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the securities to be acquired, then the securities owned by each of them shall be included in the calculation of the percentage of the outstanding voting securities of the Corporation owned by each of them.

           (b) The option shall be non-assignable and nontransferable by the Optionee otherwise than by will or the laws of descent and distribution or as contemplated in subparagraph (d) hereof.

           (c) The option shall expire and all rights to purchase Shares hereunder shall cease and become null and void at 5:00 p.m. Eastern Standard Time on [INSERT DATE OF EXPIRY OF OPTION] and the option hereby granted shall expire and all rights hereunder shall cease at such time or upon the happening of certain events as hereinafter provided.

           (d) In the event of the physical or mental disability, retirement with the consent of the Corporation or death of the Optionee on or prior to the expiry date while engaged as an employee, or director or officer or consultant of the Corporation, the option granted may be exercised, up to the full amount of the optioned Shares by the Optionee or the legal personal representative(s) of the Optionee, as the case may be, at any time up to and including nine (9) months following the physical or mental disability, retirement or death of the Optionee after which date the option shall forthwith expire and terminate and be of no further force or effect whatsoever. For greater certainty, any Optionee who is deemed to be an employee of the Corporation pursuant to any medical or disability plan of the Corporation shall be deemed to be an employee for the purposes of the Plan.

           (e) In the event the Optionee's employment by or engagement with the Corporation is terminated by the Corporation or the Optionee for any reason other than the Optionee's physical or mental disability, retirement with the consent of the Corporation or death before exercise of the option contained herein, the Optionee shall have ninety (90) days from the date of such termination to exercise only that portion of the option such Optionee is otherwise entitled to exercise at that point of time and thereafter this option shall expire and all rights to purchase Shares hereunder shall cease and expire and be of no further force or effect. Options shall not be affected by any change of employment so long as the Optionee continues to be employed by the Corporation or one of its subsidiaries or continues to be a director or an officer of one of the foregoing.

           (f) If the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Corporation is the surviving entity, the option shall be adjusted so as to apply to the securities to which the holder of the number of Shares of the Corporation subject to the option would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets provided, however, that the Corporation may satisfy any obligations to the Optionee hereunder by paying to the Optionee in cash the difference between the exercise price of all unexercised options granted hereunder and the fair market value of the securities to which the Optionee would be entitled, upon exercise of all unexercised options, regardless of whether all conditions of exercise relating to continuous employment have been satisfied. Adjustments under this subparagraph or any determinations as to the fair market value of any securities shall be made by the Board of Directors of the Corporation, or any committee thereof specifically designated by the Board of Directors to be responsible therefor, and any reasonable determination made by the said Board or committee thereof shall be binding and conclusive.

           (g) In the event of any subdivision or subdivision(s) of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a greater number of common shares, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of Shares in respect of which the option is then being exercised, such additional number of Shares as result from such subdivision or subdivisions without the Optionee exercising the option being obligated to make any additional payment or giving any other consideration therefor.

           (h) In the event of any consolidation or consolidations of the common shares of the Corporation as said common shares were constituted at the time any options granted hereunder were granted into a lesser number of common shares, the Optionee shall accept, at the time of the exercise thereof in lieu of the number of Shares in respect of which the option is then being exercised, the lesser number of Shares as result from such consolidation or consolidations.

           (i) In the event of any change of the common shares of the Corporation as said common


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         shares were constituted at the time any options granted hereunder were granted, the Corporation shall thereafter deliver at the time of the exercise thereof the number of shares of the appropriate class resulting from the said change as the Optionee exercising the option would have been entitled to receive in respect of the number of shares so purchased had the option been exercised before such change.

         (j) If the Corporation at any time while any options granted hereunder are outstanding shall pay any stock dividend or stock dividends upon the shares of the Corporation in respect of which any options were granted hereunder, the Corporation will thereafter deliver at the time of exercise thereof in addition to the number of shares in respect of which the option is then being exercised, the additional number of shares of the appropriate class as would have been payable on the shares so purchased if they had been outstanding on the record date for the payment of said stock dividend or dividends.

         (k) The Corporation shall not be obligated to issue fractional Shares in satisfaction of its obligations hereunder.

         (1) If at any time the Corporation grants to its shareholders the right to subscribe for and purchase pro rata additional securities of the Corporation or of any other corporation or entity, there shall be no adjustments made to the number of Shares or other securities subject to the option in consequence thereof and the said option of the Optionee shall remain unaffected.

2. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Corporation or its subsidiaries and nothing herein contained shall interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of the Optionee at any time.

3. The Corporation hereby represents to and agrees with the Optionee that if for any reason, other than the failure or default of the Optionee, the Corporation is unable to issue and deliver the Shares as contemplated herein to the Optionee upon the exercise by the Optionee of the option to purchase any of the Shares covered by this option, the Corporation will pay, in complete satisfaction of its obligations hereunder, to the Optionee, in cash, an amount equal to the difference between the option exercise price and the fair market value of such Shares on the date that the Optionee gave notice of such exercise in accordance with paragraph 1(a) hereof. For the purposes of this Agreement, if the Shares subject to this option are traded on a stock exchange or exchanges, the fair market value shall be the closing sale price on the exchange having the greatest volume of trading on the last trading day immediately prior to the date such notice is given.

4. The Optionee, if an employee, officer or consultant, represents and warrants to the Corporation that the Optionee's participation in the Stock Option Plan, acceptance of the option granted hereunder and entering into of the Agreement is voluntary and have not been effected by expectation of employment or continued employment, appointment or continued appointment as an officer, or engagement or continued engagement as a consultant, as the



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         case may be.

5. The Optionee hereby acknowledges receipt from the Corporation of a copy of the Stock Option Plan. The Optionee acknowledges that upon any conflict between the terms of said Plan and this option agreement, the terms of this option agreement shall prevail.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the [INSERT DATE] day of [INSERT MONTH], [INSERT YEAR].

SIGNED, SEALED AND            )
DELIVERED in the              )
presence of                   )
                              )              ----------------------------
                              )              Name of Participant
                              )
                              )              MIAD SYSTEMS LTD.
                              )
                              )              Per:
                              )              ----------------------------
                              )
                              )


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                                  SCHEDULE "B"

                              OPTION EXERCISE FORM

           The undersigned Optionee (or the Optionee's legal representative(s) permitted under the Plan) hereby irrevocably elects to exercise this option for the number and class of Shares (or other property or securities subject thereto) as set forth below:

                    (a) Number of Shares to be Acquired:              --------

                    (b) Class of Shares:                              --------

                    (c) Option Exercise Price per Share:             $--------

                    (d) Aggregate Purchase Price [(a) times (c)]:    $--------

   and hereby tenders a certified cheque or bank draft for such aggregate purchase prices directing such Shares to be registered and a certificate therefor to be issued as directed below.

            IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the [INSERT DATE] day of [INSERT MONTH], [INSERT YEAR].


SIGNED, SEALED AND            )
DELIVERED in the              )
presence of                   )
                              )              ----------------------------
                              )              Name of Optionee
                              )
                              )
                              )
                              )
                              )              ----------------------------
                              )              Signature of Optionee




Direction as to Registration:


------------------------------
Name of Registered Holder


------------------------------
Address of Registered Holder


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